EXHIBIT 10.20

                              AMENDMENT NO. 5 TO
                      REVOLVING CREDIT AND REIMBURSEMENT
                                    AGREEMENT

      THIS AMENDMENT NO. 5 TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (the "Amendment Agreement") is made and entered into this 15th day of March, 1996 by and among IVAX CORPORATION, a Florida corporation having its principal place of business in Miami, Florida (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) AND BANK OF AMERICA ILLINOIS (FORMERLY CONTINENTAL BANK N.A.), in their capacities as agents (the "Agents") for each of the lenders (the "Lenders") party to the Credit Agreement (as defined below). Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Credit Agreement.

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Agent and the Lenders have entered into the Revolving Credit and Reimbursement Agreement dated March 25, 1994, as amended by those certain letter agreements dated as of March 30, 1994 and April 27, 1995, Amendment No. 3 dated June 30, 1995 and Amendment No. 4 dated November 20, 1995 among the Borrower, the Agents and the Lenders (as at any time hereafter amended, restated, modified or supplemented, the "Credit Agreement"), whereby the Lenders have made loans and advances to, and issued letters of credit for the benefit of, the Borrower; and

      WHEREAS, the Borrower has requested that the Lenders increase the amount of the revolving credit loans from $130,000,000 to $175,000,000 for a period of ninety (90) days and to further amend the Credit Agreement as herein provided; and

      WHEREAS, the Borrower, the Lenders and the Agents have agreed that the Credit Agreement shall be amended, effective as of the date hereof, in the manner set forth herein;

      NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

            1. AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended as follows:


            (a) The definition of "Revolving Credit Termination Date" in Section
      1.01 is hereby amended in its entirety so that as amended it shall read as follows:





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                  "'Revolving Credit Termination Date' means (i) May 24, 1997 or
            (ii) such earlier date of termination of Lenders' obligations pursuant to Section 9.01 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily permanently terminate the Revolving Credit Facility by payment in full of all Obligations (including the discharge of all Obligations of the Lenders with respect to Letters of Credit and Participations) or
            (iv) such later date as the Borrower and the Lenders shall agree in writing pursuant to Section 2.13 hereof;"

            (b) The definition of "Total Revolving Credit Commitment" in Section
      1.01 is hereby amended in its entirety, so that as amended it shall read as follows:

                  "'Total Revolving Credit Commitment' means (a) until the
            earlier to occur of (i) June 15, 1996 or (ii) the date of the amendment and restatement of this Agreement, $175,000,000; and (b) thereafter, $130,000,000, as reduced from time to time in accordance with Section 2.07;"

            (c) EXHIBIT A to the Agreement is deleted in its entirety and a new EXHIBIT A in the form attached hereto is inserted in lieu thereof.

            2. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that except as disclosed by the Borrower in writing to the Lenders as of the date hereof:

                  (a) The representations and warranties made by the Borrower in
      Article VI thereof are true on and as of the date hereof;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole since September 30, 1995 which has not been disclosed in writing by the Borrower to the Agent;

                  (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since September 30, 1995 have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any contracts material to the Borrower and its Subsidiaries, taken as a whole; and

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                  (d) After giving effect to this Amendment Agreement no
      condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement.

            3. CONSENT OF GUARANTORS. Each of the Guarantors has joined in the execution of this Amendment Agreement for the purposes of consenting hereto, and for the further purpose of confirming its guaranty of Obligations of Borrower as provided in the Guaranty to which it is a party.

            4. CONSENT OF LENDERS. By execution hereof, each of the Lenders authorizes and requests the Agents to execute this Amendment Agreement and consents to the terms hereof.

            5. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement is subject to the receipt by the Administrative Agent of the following:

                  (i) four counterparts of this Amendment Agreement duly
            executed by all signatories hereto and Notes payable to the Lenders in the aggregate amount of $175,000,000;

                (ii) copies of resolutions of the Boards of Directors of
            Borrower and each Guarantor approving the transactions contemplated by this Amendment Agreement;

               (iii) opinion or opinions of counsel for the Borrower and the
            Guarantors satisfactory to the Agents as to the authorization, execution and delivery of this Amendment Agreement and the enforceability of the same against the Borrower and the Guarantors in accordance with its terms;

                (iv) receipt by the Lenders of a total commitment fee of
            $33,750.00; and

                 (v) copies of all additional agreements, instruments and
            documents which the Administrative Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrower and each Guarantor, and all opinions and other documents described above, relating to the matters provided for herein shall be satisfactory to the Lenders, the Agents and their counsel.

            6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No

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promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

            7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

            8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

            9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION.

            10. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

            11. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

                [Remainder of page intentionally left blank.]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

WITNESS:                            IVAX CORPORATION

/s/ MAYRA FERNANDEZ                 By: /s/ MICHAEL W. FIPPS
- -------------------------------        ---------------------------------
                                    Name: MICHAEL W. FIPPS
/s/ ANDREW ZINZI                    Title: CHIEF FINANCIAL OFFICER
- -------------------------------

                                    GUARANTORS:

WITNESS:                            GOLDLINE LABORATORIES, INC.

/s/ MAYRA FERNANDEZ                 By: /s/ MICHAEL W. FIPPS
- -------------------------------         --------------------------------
                                    Name: MICHAEL W. FIPPS
/s/ ANDREW ZINZI                    Title: VICE PRESIDENT
- -------------------------------

WITNESS:                            BAKER NORTON PHARMACEUTICALS, INC.

/s/ JEFFREY F. EISENBERG            By: /s/ BARRY STRUMWASSER
- -------------------------------         --------------------------------
                                    Name: BARRY STRUMWASSER
/s/ VICTORIA E. FERDINAND           Title: PRESIDENT
- -------------------------------

WITNESS:                            ZENITH LABORATORIES, INC.

/s/ MAYRA FERNANDEZ                 By: /s/ MICHAEL W. FIPPS
- -------------------------------         -------------------------------
                                    Name: MICHAEL W. FIPPS
/s/ ANDREW ZINZI                    Title: VICE PRESIDENT
- -------------------------------

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                                    NATIONSBANK, NATIONAL ASSOCIATION
                                    (SOUTH), as Agent and Lender

                                    By: /s/ ALLISON S. FREELAND
                                        -------------------------------
                                    Name:  Allison S. Freeland
                                    Title: Vice President

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                                    BANK OF AMERICA ILLINOIS, as Agent and
                                    Lender

                                    By: /s/ LAURENS F. SCHAAD, JR.
                                        -------------------------------
                                    Name: LAURENS F. SCHAAD, JR.
                                    Title: VICE PRESIDENT

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                                    EXHIBIT A

                        Applicable Commitment Percentages

                             REVOLVING CREDIT   REVOLVING CREDIT     APPLICABLE
                               COMMITMENT TO    COMMITMENT AFTER     COMMITMENT
LENDER                         JUNE 15, 1996      JUNE 15, 1996      PERCENTAGE
- ------                         -------------      -------------      ----------
NationsBank, N.A. (South)      $ 87,500,000       $ 65,000,000           50%

Bank of America Illinois         87,500,000         65,000,000           50%
                               ------------       ------------           ---

        Total                  $175,000,000       $130,000,000           100%

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